UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2020
___________
DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

DE		001-35700	45-4502447
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas
Suite 1200
Midland,	TX		79701
(Address of principal executive offices)			(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FANG	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On May 26, 2020, Diamondback Energy, Inc. (the “Company”) completed its previously announced underwritten public offering (the “Notes Offering”) of $500,000,000 aggregate principal amount of its 4.750% Senior Notes due 2025 (the “Notes”).

The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a Registration Statement on Form S-3ASR (No. 333-234764), which was filed with the Securities and Exchange Commission (the “SEC”) and became automatically effective on November 18, 2019 (the “Shelf Registration Statement”). The terms of the Notes are further described in the Company’s prospectus supplement dated May 18, 2020, as filed with the SEC under Rule 424(b)(2) of the Act, which prospectus supplement and the related base prospectus form part of the Shelf Registration Statement.

The Notes were issued pursuant to the Indenture, dated as of December 5, 2019, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”) (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, dated as of May 26, 2020 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Diamondback O&G LLC (the “Guarantor”), as guarantor, and the Trustee, setting forth specific terms applicable to the Notes.

The Notes are the Company’s senior unsecured obligations, and are guaranteed by the Guarantor, but are not guaranteed by any of the Company’s other subsidiaries. The Guarantor's guarantee of the Notes is “full and unconditional,” as that term is used in Regulation S-X, Rule 3-10(e)(2), except that in the future, the guarantee may be released or terminated under certain circumstances as specified in the Indenture. The Notes are senior in right of payment to any of the Company’s and the Guarantor’s future subordinated indebtedness. The Notes rank equal in right of payment with all of the Company’s and the Guarantor’s existing and future senior indebtedness. The Notes are effectively subordinated to the Company’s and the Guarantor’s existing and future secured indebtedness, if any, to the extent of the value of the collateral securing such indebtedness, and structurally subordinated to all of the existing and future indebtedness and other liabilities of the Company’s subsidiaries other than the Guarantor.

The Company may redeem the Notes in whole or in part at any time prior to April 30, 2025 (one month prior to the maturity date of the Notes) (the “par call date”), at the redemption price set forth in the Indenture. On or after the par call date, the Notes may be redeemed at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus interest accrued thereon to but not including the redemption date.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), holders may require the Company to purchase some or all of their Notes for cash at a price equal to 101% of the principal amount of the Notes being purchased, plus accrued and unpaid interest, if any, to the date of purchase.

The Indenture contains customary terms and covenants, including limitations on the Company’s ability and the ability of certain of its subsidiaries to incur liens securing funded indebtedness and on the Company’s ability to consolidate, merge or sell, convey, transfer or lease all or substantially all of its assets.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indenture, which are included as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.    Other Events.

Legal Opinion Relating to the Notes
In connection with closing of the Notes Offering, the Company is filing a legal opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the Notes issued in the Notes Offering, attached as Exhibit 5.1 to this Current Report on Form 8-K, to incorporate such opinion by reference into the Shelf Registration Statement.

Energen Tender Offer
On May 26, 2020, the Company issued a press release announcing the expiration of the cash tender offer by its wholly-owned subsidiary, Energen Corporation ("Energen"), to purchase any and all of Energen’s 4.625% Senior Notes due 2021 (the “4.625% Notes”). At the time of expiration of the cash tender offer, $208,687,000 aggregate principal amount of the 4.625% Notes (52.17%) was validly tendered, which did not include $385,000 aggregate principal amount of the 4.625% Notes that remained subject to guaranteed delivery procedures. Energen accepted for payment all such 4.625% Notes validly tendered and not validly withdrawn in the tender offer and made payment for such 4.625% Notes on May 26, 2020 using an equity contribution from the Company to Energen, which equity contribution was funded by the Company from the proceeds of the Notes Offering. Pursuant to the terms of the tender offer, 4.625% Notes not tendered in the tender offer will remain outstanding.

Item 9.01.     Financial Statements and Exhibits

Exhibit Number	Description
4.1
Indenture, dated as of December 5, 2019, between Diamondback Energy, Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K, File No. 001-35700, filed by the Company with the SEC on December 5, 2019).

4.2*	Second Supplemental Indenture, dated as of May 26, 2020, among Diamondback Energy, Inc., Diamondback O&G LLC and Wells Fargo Bank, National Association, as trustee (including the form of Notes).
5.1*	Opinion of Akin Gump Strauss Hauer & Feld, LLP.
23.1*	Consent of Akin Gump Strauss Hauer & Feld, LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	May 26, 2020
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Accounting Officer, Executive Vice President and Assistant Secretary